TANGIBLE ASSETS	12 Months Ended
Dec. 31, 2022
Property, plant and equipment [abstract]
TANGIBLE ASSETS	TANGIBLE ASSETS

Figures in millions	Mine development costs	Mine infrastructure	Mineral rights and dumps	Exploration and evaluation assets	Assets under construction	Land and buildings(3)	Total
US Dollars

Cost
Balance at 1 January 2020 Restated (1)	5,001	3,776	881	7	400	66	10,131
Additions
- project capital	64	—	—	1	284	20	369
- stay-in-business capital	180	8	1	—	179	2	370
Finance costs capitalised (4)	—	—	—	—	17	—	17
Disposals	(1)	(26)	—	—	—	—	(27)
Transfers and other movements (2)	(1,076)	186	(699)	2	(320)	24	(1,883)
Translation	157	9	5	(1)	6	—	176
Balance at 31 December 2020 Restated (1)	4,325	3,953	188	9	566	112	9,153

Accumulated amortisation and impairments
Balance at 1 January 2020	3,866	2,803	846	4	25	—	7,544
Amortisation for the year	345	179	5	1	—	—	530
Disposals	(1)	(25)	—	—	—	—	(26)
Transfers and other movements (2)	(1,208)	(33)	(699)	—	—	—	(1,940)
Translation	117	6	4	—	1	—	128
Balance at 31 December 2020 Restated (1)	3,119	2,930	156	5	26	—	6,236
Net book value at 31 December 2020	1,206	1,023	32	4	540	112	2,917

Cost
Balance at 1 January 2021 Restated (1)	4,325	3,953	188	9	566	112	9,153
Additions
- project capital	68	—	—	5	300	19	392
- stay-in-business capital	274	17	—	—	344	—	635
Finance costs capitalised (4)	—	—	—	—	14	—	14
Disposals	(2)	(23)	—	—	—	(5)	(30)
Transfers and other movements (2)	140	(207)	—	(2)	(320)	—	(389)
Translation	(107)	(6)	(3)	—	(5)	—	(121)
Balance at 31 December 2021 Restated (1)	4,698	3,734	185	12	899	126	9,654

Accumulated amortisation and impairments
Balance at 1 January 2021	3,119	2,930	156	5	26	—	6,236
Amortisation for the year	243	166	6	2	—	—	417
Impairment and derecognition of assets(5)	—	6	—	—	—	—	6
Disposals	(1)	(22)	—	—	—	—	(23)
Transfers and other movements(2)	(79)	(311)	—	—	—	—	(390)
Translation	(78)	(4)	(3)	—	—	—	(85)
Balance at 31 December 2021	3,204	2,765	159	7	26	—	6,161
Net book value at 31 December 2021	1,494	969	26	5	873	126	3,493

Figures in millions	Mine development costs	Mine infrastructure	Mineral rights and dumps	Exploration and evaluation assets	Assets under construction	Land and buildings(3)	Total

US Dollars
Cost
Balance at 1 January 2022	4,698	3,734	185	12	899	126	9,654
Additions
- project capital	121	—	—	1	255	1	378
- stay-in-business capital	286	8	—	—	355	1	650
Finance costs capitalised (4)	—	—	—	—	2	—	2
Acquisition of assets (5)	—	—	614	—	—	—	614
Disposals	(2)	(14)	—	—	—	—	(16)
Transfers and other movements(2)	290	379	—	(1)	(753)	1	(84)
Translation	(120)	(8)	(4)	—	(1)	—	(133)
Balance at 31 December 2022	5,273	4,099	795	12	757	129	11,065

Accumulated amortisation and impairments
Balance at 1 January 2022	3,204	2,765	159	7	26	—	6,161
Amortisation for the year	374	174	8	1	—	—	557
Impairment and derecognition of assets(6)	109	149	16	—	—	8	282
Disposals	(1)	(14)	—	—	—	—	(15)
Transfers and other movements(2)	(11)	(23)	—	—	—	—	(34)
Translation	(86)	(5)	(3)	(1)	—	—	(95)
Balance at 31 December 2022	3,589	3,046	180	7	26	8	6,856
Net book value at 31 December 2022	1,684	1,053	615	5	731	121	4,209
(1)The tangible asset cost for 31 December 2020 and 31 December 2021 has been retrospectively restated and increased by $33m due to the initial application of the amendment of IAS 16 "Property, Plant and Equipment - Proceeds before intended use" on 1 January 2022. Refer to note 1.
(2)Transfers and other movements include amounts from deferred stripping, changes in estimates of decommissioning assets, asset reclassifications and initial recognition of joint operation share of property, plant and equipment.
(3)Assets of $7m (2021: $6m; 2020: $7m) have been pledged as security.
(4)The weighted average capitalisation rate used to determine the amount of borrowing costs eligible for capitalisation was 4.53% (2021: 4.96%; 2020: 4.52%)
(5)Corvus Gold
On 18 January 2022, AngloGold Ashanti announced the successful completion of the previously announced plan of arrangement with Corvus Gold Inc. (“Corvus Gold”), pursuant to which AngloGold Ashanti agreed to acquire the remaining 80.5% of common shares of Corvus Gold, not already owned by AngloGold Ashanti. On acquisition, AngloGold Ashanti obtained control over Corvus Gold.

Under the terms of the arrangement, the shareholders of Corvus Gold (other than the AngloGold Ashanti Group) received C$4.10 in cash per Corvus Gold share. The acquisition was concluded to represent an asset acquisition under IFRS.

The total consideration was $460m, including a non-cash consideration of $95m. The non-cash consideration primarily represents the fair value of $80m of the 19.5% Corvus Gold investment held by the Group prior to the acquisition of the 80.5%, and previously accounted for as an equity investment at fair value through OCI. The cash consideration paid, including transaction costs, at an exchange rate of C$1.26/$, amounted to $365m.

The Company has completed its analysis to assign fair values to all identifiable assets acquired and liabilities assumed. In accordance with asset acquisition accounting, the Company has allocated the total purchase consideration to these identifiable assets based on their relative fair values at the date of the acquisition to mineral rights and dumps of $460m.

Coeur Sterling

On 4 November 2022, AngloGold Ashanti announced the successful completion of its previously announced plan to acquire all of the shares of Coeur Sterling, Inc. (“Coeur Sterling”), a wholly owned subsidiary of Coeur Mining, Inc. ("Coeur").

Under the terms of the arrangement, AngloGold Ashanti paid the closing consideration of $150m to Coeur in cash.

Coeur estimated that the properties acquired by AngloGold Ashanti have a Mineral Resource of 914,000oz. The payment of $50m additional consideration is contingent on whether after additional exploration activities, AngloGold Ashanti declares a Mineral Resource from these properties that is greater than 3.5Moz. The additional exploration activities have not yet been performed by the Group.

The acquisition was concluded to represent an asset acquisition under IFRS. The Company has completed its analysis to assign fair values to all identifiable assets acquired and liabilities assumed. In accordance with asset acquisition accounting, the Company has allocated the total purchase consideration to these identifiable assets based on their relative fair values at the date of the acquisition to mineral rights and dumps of $154m and rehabilitation provisions of $2m.
(6)Impairment of assets is assessed as follows:
Impairment calculation assumptions as at 31 December 2022 - goodwill, tangible and intangible assets
Management assumptions for the value in use of tangible assets and goodwill include:
•the gold price assumption represents management’s best estimate of the future price of gold. A long-term real gold price of $1,731/oz (2021: $1,599/oz; 2020:$1,450/oz) is based on a range of economic and market conditions that will exist over the remaining useful life of the assets.
Annual life of mine plans take into account the following:
•Proven and Probable Mineral Reserve;
•value beyond Proven and Probable Mineral Reserve (including exploration potential) determined using the gold price assumption referred to above;
•In determining the impairment for each cash generating unit, the real post-tax rate was derived from the weighted average cost of capital (WACC) using the Capital Asset Pricing Model (CAPM) to determine the required return on equity with risk factors consistent with the basis used in 2021. In determining the WACC for each cash generating unit, sovereign and mining risk factors are considered to determine country specific risks. In certain instances, a specific risk premium was added to large projects being undertaken or the turnaround nature of a specific mine to address uncertainties in the forecast of the cash flows;
•foreign currency cash flows translated at estimated forward exchange rates and then discounted using appropriate discount rates for that currency;
•cash flows used in impairment calculations are based on life of mine plans which range from 5 years to 29 years; and
•variable operating cash flows are increased at local Consumer Price Index rates.

Córrego do Sítio (CdS)

CdS is owned and operated by AngloGold Ashanti Mineração (AGA Mineração) in Brazil. The CdS mining complex has been in operation since 1989 and consists of open pit and underground mines. The property is currently in a production stage. In line with AngloGold Ashanti's reinvestment strategy, management has taken a decision during the third quarter of 2022 to carve out the underperforming complex of CdS from the AGA Mineração CGU and to investigate alternative strategic options including either to sell the complex, place the complex under care and maintenance, close the complex or to consider additional capital expenditure to regain profitability of the complex. After the strategic review of CdS, the Company has elected to retain CdS. This decision resulted in the disaggregation of the AGA Mineração CGU into two separate CGUs, being the CdS mining complex CGU and the Cuiabá mining complex CGU.

As a result of these impairment indicators, the recoverable amount for the CdS mining complex CGU was determined not to support its carrying values as at 30 September 2022 and an impairment loss of $151m ($189m gross of taxes) was recognised and included in the Americas segment. The disaggregation of CGUs did not have an impact on reportable segments in terms of IFRS 8 Operating Segments as disclosed in the segmental reporting. The recoverable amount of $5m was determined with reference to the CGU’s value in use derived from a discounted cash flow model, using a discount rate of 8.5% compared to the CGU’s carrying amount of $156m.

Cuiabá

Cuiabá is owned and operated by AGA Mineração in Brazil. It has been in operation since 1834 and is an underground mine. The property is currently in the production stage. The Cuiabá mining complex CGU, which was disaggregated from the AGA Mineração CGU, recognised an impairment loss of $57m ($70m gross of taxes). This was largely due to the suspension of filtered tailings deposition on the Calcinados Tailings Storage Facility (TSF) and processing of gold concentrate at the Queiroz plant in December 2022 (with both servicing the Cuiabá mining complex), pending completion of additional buttressing to align the TSF’s post liquefaction factor of safety with international standards currently considered best practice.

The recoverable amount of $304m (compared to the CGU's carrying amount of $361m) was determined with reference to the CGU’s value in use which requires the use of estimates. The impairment result was derived from a discounted cash flow model and a discount rate of 8.5%.

Management modelled various scenarios, which included a combination of reasonably possible changes in key assumptions, to determine the impact on the recoverable amount. The impairment assessment required significant judgement and estimation uncertainty. The impairment loss was recognised and included in the Americas segment.

Serra Grande

Mineração Serra Grande (“Serra Grande”) is wholly owned by AngloGold Ashanti and is located in the northwest of Goiás State, central Brazil. It has been in operation since 1986 and consists of three underground and two open pit mines. The property is currently in the production stage. The Serra Grande CGU recognised an impairment loss of $38m ($45m gross of taxes) during December 2022 largely due to a projection of lower grades and ounces and an increase in the interest rates driven by global inflation and country risk which resulted in an increased discount rate. The recoverable amount of $128m was determined with reference to the CGU’s value in use derived from a discounted cash flow model, using a discount rate of 8.5% (Dec 2021: 5.6%) compared to the CGU’s carrying amount of $166m. The impairment loss was recognised and included in the Americas segment.
Impairment Allocation:

Cash Generating Unit	Mine Development Cost	Mine Infrastructure	Mineral Rights and Dumps	Land and buildings	Total Tangible Asset Impairment	Goodwill	Right of use assets	Total Impairment
Figures in millions - US Dollars	2022
Córrego do Sítio	58	98	16	6	178	—	11	189
Cuiabá	34	30	—	1	65	—	5	70
Serra Grande	17	18	—	1	36	8	1	45
	109	146	16	8	279	8	17	304
Sensitivity analysis - Impairment

Sensitivity analysis -Impairment	Cuiabá	Córrego do Sítio	Serra Grande
Figures in millions - US Dollars	2022
Assumed gold price and discount rate have a significant impact on the recoverable amount. A 1% change in the gold price and 1% absolute movement (discount rate) would have the following impact:
Effect of increase in assumption:
1% change in gold price	17	6	7
1% absolute movement in discount rate	(21)	(2)	(6)
Effect of decrease in assumption:
1% change in gold price	(17)	(6)	(7)
1% absolute movement in discount rate	23	2	7

Assumed cash flows have a significant impact on the recoverable amount of Cuiabá. (1) A one- and three-month delay in the net cash flows would have the following impact:
Effect of change in cash flow assumption:
One month movement in cash flows	(4)
Three month movement in cash flows	(13)

(1) A risk assessment conducted in December 2022, with oversight from external consultants, as required by Brazilian regulations, concluded that additional buttressing should be completed at the Calcinados TSF (receiving material from the Cuiabá CGU) to align the TSF’s post liquefaction factor of safety with international standards currently considered best practice. Construction at the Calcinados TSF is expected to begin later in 2023, and the timeline for completion will be determined once the engineering and geotechnical work has been completed by external consultants. Tailings deposition at the Calcinados TSF, as well as processing of gold concentrate at the Queiroz plant, which services the Cuiabá mine complex, is suspended until additional buttressing of the Calcinados TSF impoundment is complete. The extent and timing of the work requires significant estimation and judgement and management’s assumptions may ultimately differ from the actual outcome.

Management modelled various scenarios, which included a combination of reasonably possible changes in key assumptions, to determine the impact on the recoverable amount. Key areas of estimation uncertainty include gold price sensitivities (as disclosed above) and projected timelines of completion of the structural improvements, where such delays could lead to loss of production. Additionally, management’s assumptions for future cash flows include an estimate of costs that the Company expect to incur including capital expenditure as well as incremental revenue and costs related to potential gold concentrate sales. For a change in each of the assumptions used, it is impracticable to disclose the consequential effect of changes on the other variables used to measure the recoverable amount because these assumptions and others used in impairment testing are inextricably linked.